ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:          November 1, 2001 - November 30, 2001
                            ------------------------------------

SETTLEMENT DATE:              17-Dec-01
                            -------------

A.      SERIES INFORMATION

        ADVANTA LEASING RECEIVABLES CORP. VIII AND
        ADVANTA LEASING RECEIVABLES CORP. IX
        EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
        SERIES 1999-1

I.      SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

        (a.)   Beginning Aggregate Contract Principal Balance .....................................                  $13,374,142.51
                                                                                                                     --------------
        (b.)   Contract Principal Balance of all Collections allocable to Contracts ...............                  $ 1,119,034.81
                                                                                                                     --------------
        (c.)   Contract Principal Balance of Charged-Off Contracts ................................                  $    86,755.45
                                                                                                                     --------------
        (e.)   Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement
               Date ...............................................................................                  $12,168,352.25
                                                                                                                     --------------

               BALANCES ON THIS SETTLEMENT DATE
        (d.)   Class A Principal Balance as of this
               Settlement Date (Class A Note Factor)              0.0990926                                          $ 9,797,894.27
                                                                  ---------                                          --------------
        (e1.)  Ending Class A-1 Principal Balance                 0.0000000                          $          --
                                                                  ---------                          -------------
        (e2.)  Ending Class A-2 Principal Balance                 0.0091475                          $  352,186.27
                                                                  ---------                          -------------
        (e3.)  Ending Class A-3 Principal Balance                 1.0000000                          $9,445,708.00
                                                                  ---------                          -------------
        (f.)   Ending Class B Principal Balance as of this
               Settlement Date (Class B Note Factor)              0.2043500                                          $ 2,370,457.99
                                                                  ---------                                          --------------


II.     COMPLIANCE RATIOS

        (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts ......................                  $13,044,293.58
                                                                                                                     --------------

        (b.)   CBR of Contracts 1 - 30 days delinquent ............................................                  $ 1,746,256.14
                                                                                                                     --------------
        (c.)   % of Delinquent Contracts 1 - 30 days as of the related Calculation Date ...........                           13.39%
                                                                                                                     --------------

        (d.)   CBR of Contracts 31 - 60 days delinquent ...........................................                  $   540,432.08
                                                                                                                     --------------
        (e.)   % of Delinquent Contracts 31 - 60 days as of the related Calculation Date ..........                            4.14%
                                                                                                                     --------------

        (f.)   CBR of Contracts 61 - 90 days delinquent ...........................................                  $   421,912.49
                                                                                                                     --------------
        (g.)   % of Delinquent Contracts 61 - 90 days as of the related Calculation Date ..........                            3.23%
                                                                                                                     --------------

        (h.)   CBR of Contracts > 91 days delinquent ..............................................                  $   208,774.85
                                                                                                                     --------------
        (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date .............                            1.60%
                                                                                                                     --------------

        (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date .......                            8.98%
                                                                                                                     --------------
        (j2.)  Month 2:        Oct-01 .............................................................                            9.69%
                               ------                                                                                --------------
        (j3.)  Month 3:        Sep-01 .............................................................                            9.10%
                               ------                                                                                --------------
        (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ..............                            9.26%
                                                                                                                     --------------


        (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) ............*                            1.20%
                                                                                                                     --------------
        (k2.)  Month 2:        Oct-01 .............................................................                            0.00%
                               ------                                                                                --------------
        (k3.)  Month 3:        Sep-01 .............................................................                            0.00%
                               ------                                                                                --------------
        (k4.)  Three month rolling average % for Defaulted Contracts ..............................                            0.40%
                                                                                                                     --------------

               Does the Cumulative Loss % exceed ..................................................
        (l1.)  The Loss Trigger Level % from Beginning Period to and including 12th Collection
               Period ? Y or N ....................................................................                        n/a
                                                                                                                     --------------
        (l2.)  The Loss Trigger Level % from 13th Collection Period to and including 24th
               Collection Period ? Y or N .........................................................                        n/a
                                                                                                                     --------------
        (l3.)  The Loss Trigger Level % from 25th Collection Period and thereafter ? Y or N .......                        NO
                                                                                                                     --------------


        (m1.)  Residual Realization for the related Collection Period .............................                          127.38%
                                                                                                                     --------------
        (m2.)  Month 2:        Oct-01 .............................................................                          132.31%
                               ------                                                                                --------------
        (m3.)  Month 3:        Sep-01 .............................................................                          127.38%
                               ------                                                                                --------------
        (m4.)  Three month rolling average Residual Realization Ratio .............................                          129.02%
                                                                                                                     --------------

        (n.)   Does the three month rolling Residual Realization ratio exceed 100% Y or N .........                        YES
                                                                                                                     --------------


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

III.    FLOW OF FUNDS
        (1.)   The amount on deposit in Available Funds ...........................................                  $ 1,572,604.94
                                                                                                                     --------------
        (2.)   The prepayment amounts deposited, if any, by the Issuers' to the Collection Account
               for removal of defaulted contracts .................................................                  $           --
                                                                                                                     --------------

        (3.)   Total deposits in the Collection Account to be used as available funds on this
               Payment Date .......................................................................                  $ 1,572,604.94
                                                                                                                     --------------

        (a.)   To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance ..........                  $     6,133.46
                                                                                                                     --------------
        (b.)   To the Servicer, the Servicing Fee and miscellaneous amounts, if any ...............                  $    11,145.12
                                                                                                                     --------------

               To Series 1999-1 Noteholders:
        (c.)   To Class A, the total Class A Note Interest and Class A Overdue Interest for the
               related period .....................................................................                  $    61,633.88
                                                                                                                     --------------
                         Interest on Class A-1 Notes ..............................................  $          --
                                                                                                     -------------
                         Interest on Class A-2 Notes ..............................................  $    7,321.06
                                                                                                     -------------
                         Interest on Class A-3 Notes ..............................................  $   54,312.82
                                                                                                     -------------
        (d.)   Interest on Class B Notes for the related period ...................................                  $    15,784.09
                                                                                                                     --------------
        (e.)   To Series 1999-1 Noteholders:
               To Class A, the total applicable Principal Payment .................................                  $   970,896.05
                                                                                                                     --------------
                         Principal Payment to Class A-1 Noteholders ...............................  $          --
                                                                                                     -------------
                         Principal Payment to Class A-2 Noteholders ...............................  $  970,896.05
                                                                                                     -------------
                         Principal Payment to Class A-3 Noteholders ...............................  $          --
                                                                                                     -------------
               To Class B for applicable Principal Payment to the extent of the Class B Floor .....                  $   234,894.21
                                                                                                                     --------------

        (f.)   To the Reserve Account:
               The amount needed to increase the amount in the Reserve Account to the Required
               Reserve ............................................................................                  $           --
                                                                                                                     --------------

        (g.)   Upon the occurrence of a Residual Event          the lesser of:
               (A) the remaining Available Funds and ..............................................  $          --
                                                                                                     -------------
               (B) the aggregate amount of Residual Receipts included in Available Funds ..........  $          --
                                                                                                     -------------
               To be deposited to the Residual Account ............................................                  $           --
                                                                                                                     --------------

        (h.)   To the Issuers, as owner of the Pledged Assets, any remaining Available Funds on
               deposit in the Collection Account (the "Issuers' Interest") ........................                  $   272,118.13
                                                                                                                     --------------

IV.     SERVICER ADVANCES

        (a.)   Aggregate amount of Servicer Advances at the beginning of the Collection Period ....                  $   401,285.27
                                                                                                                     --------------
        (b.)   Servicer Advances reimbursed during the Collection Period ..........................                  $    20,320.05
                                                                                                                     --------------
        (c.)   Amount of unreimbursed Service Advances to be reimbursed on the Settlement Date ....                  $     6,133.46
                                                                                                                     --------------
        (d.)   Servicer Advances made during the related Collection Period ........................                  $           --
                                                                                                                     --------------
        (e.)   Aggregate amount of Servicer Advances at the end of the Collection Period ..........                  $   374,831.76
                                                                                                                     --------------
        (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances were not made ..                  $           --
                                                                                                                     --------------

V.      RESERVE ACCOUNT
        (a.)   Amount on deposit at the beginning of the related Collection Period ................                  $ 1,104,761.18
                                                                                                                     --------------
        (b.)   Amount of interest earnings reinvested for the related Monthly Period ..............                  $     2,256.86
                                                                                                                     --------------
        (c.)   Amounts used to cover shortfalls, if any,  for the related Collection Period .......                  $           --
                                                                                                                     --------------
        (d.)   Amounts transferred from the Collection Account, if applicable .....................                  $           --
                                                                                                                     --------------
        (e.)   Balance remaining before calculating Required Reserve Amount .......................                  $ 1,107,018.04
                                                                                                                     --------------
        (f.)   Required Reserve Amount needed as of the related Collection Period .................                  $ 1,104,761.18
                                                                                                                     --------------
        (g1.)  If (e) above is greater than (f), then excess amount to be transferred to the Series
               Obligors ...........................................................................                  $     2,256.86
                                                                                                                     --------------
        (g2.)  If (e) is greater than (d), then amount of shortfall ...............................
                                                                                                                     --------------

        (h.)   Amounts on deposit at the end of the related Collection Period (e minus g1) ........                  $ 1,104,761.18
                                                                                                                     --------------

        (i.)   Is the Required Reserve Amount equal to the balance in the Reserve Account as of the
               related Collection period ? Y or N .................................................                        YES
                                                                                                                     --------------

VI.     RESIDUAL ACCOUNT
        (a.)   Amount on deposit at the beginning of the related Collection Period ................                  $           --
                                                                                                                     --------------
        (b.)   Amounts transferred from the Collection Account ....................................                  $           --
                                                                                                                     --------------
        (c.)   Amounts used to cover shortfalls for the related Collection Period .................                  $           --
                                                                                                                     --------------
        (d.)   Amount on deposit at the end of the related Collection Period ......................                  $           --
                                                                                                                     --------------



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

VII.    ADVANCE PAYMENTS

        (a.)   Beginning aggregate Advance Payments ...............................................                  $   230,050.25
                                                                                                                     --------------
        (b.)   Add:  Amount of Advance Payments collected during the related Collection Period ....                  $   119,407.17
                                                                                                                     --------------
        (c.)   Add:  Investment earnings for the related  Collection Period .......................                  $           --
                                                                                                                     --------------
        (d.)   Less: Amount of Advance Payments withdrawn for deposit into Facility Account .......                  $   152,860.40
                                                                                                                     --------------
        (e.)   Ending aggregate Advance Payments ..................................................                  $   196,597.02
                                                                                                                     --------------




        ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

        BY:         /s/ Mark Shapiro
                    ----------------

        TITLE:      Asst. Treasurer
                    ----------------

        DATE:       12/12/01
                    ----------------




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